Exhibit 99.1

Enova Reports Fourth Quarter and Full Year 2025 Results

•
Originations rose 32% and total company revenue increased 15% from the fourth quarter of 2024
•
Diluted earnings per share of $3.00 increased 30% and adjusted earnings per share1 of $3.46 rose 33% compared to the fourth quarter of 2024
•
Consolidated credit performance remained strong with a net charge-off ratio of 8.3% and net revenue margin of 60%
•
Year-over-year improvement in the consolidated 30+ day delinquency ratio of 6.7% and stability in the consolidated portfolio fair value premium of 115% reflect a stable credit outlook.
•
Liquidity, including cash and marketable securities and available capacity on facilities, totaled $1.1 billion at December 31st
•
Share repurchases during the quarter totaled $35 million

CHICAGO, January 27, 2026 /PRNewswire/ -- Enova International (NYSE: ENVA), a leading financial services company powered by machine learning and world-class analytics, today announced financial results for the fourth quarter and full year ended December 31, 2025.

"Our fourth quarter results capped off another exceptional year for Enova as originations growth and solid credit across our portfolio once again drove strong financial performance,” said Steve Cunningham, Enova's CEO. "We have considerable momentum heading into 2026 and believe our balanced growth strategy will continue to deliver sustainable and profitable growth while delivering on our commitment to driving long-term shareholder value. In addition, our recently announced acquisition of Grasshopper Bancorp, Inc. and its wholly-owned subsidiary Grasshopper Bank, which we expect to close during the second half of 2026, will unite Enova’s sophisticated online lending platform with Grasshopper’s client-first digital banking capabilities under a national bank charter, enabling us to serve our customers in more states and providing opportunities to deliver a comprehensive suite of financial products.”

Fourth Quarter 2025 Summary

•
Total revenue of $839 million increased 15% from $730 million in the fourth quarter of 2024.
•
Net revenue margin of 60% compared to 57% in the fourth quarter of 2024, reflecting continued solid credit performance.
•
Net income of $79 million, or $3.00 per diluted share, increased 24% from $64 million, or $2.30 per diluted share, in the fourth quarter of 2024.
•
Adjusted EBITDA1 of $211 million increased 21% from $174 million in the fourth quarter of 2024.
•
Adjusted earnings per share1 of $3.46 increased 33% from $2.61 per diluted share in the fourth quarter of 2024.
•
Total company combined loans and finance receivables1 increased 23% from the end of the fourth quarter of 2024 to a record $4.9 billion with total company originations of $2.3 billion in the quarter.
•
Repurchased $35 million of common stock under the company’s share repurchase program.

1 Non-GAAP measure. Refer to “Non-GAAP Financial Measures,” “Loans and Finance Receivables Financial and Operating Data,”
and “Reconciliation of GAAP to Non-GAAP Financial Measures” below for additional information.

Full Year 2025 Summary

•
Total revenue of $3.2 billion increased 19% from $2.7 billion in 2024.
•
Net revenue margin of 58% was consistent with 2024.
•
Net income of $308 million, or $11.52 per diluted share, increased 47% from $209 million, or $7.43 per diluted share, in 2024.
•
Adjusted EBITDA1 of $821 million increased 25% from $657 million in 2024.
•
Adjusted earnings per share1 of $12.96 increased 42% from $9.15 in 2024.

“We were pleased to close 2025 with fourth quarter financial results that once again met or exceeded our expectations,” said Scott Cornelis, CFO of Enova. “Strong growth in originations, receivables and revenue combined with strong credit performance and operating efficiency delivered another solid quarter of financial performance. Our fourth quarter and full year results highlight the strength of our diversified products, scalable operating model, world-class risk management capabilities and balance sheet flexibility. We remain well positioned to drive meaningful financial results in 2026 and beyond.”

Conference Call

Enova will host a conference call to discuss its fourth quarter and full year 2025 results at 4 p.m. Central Time / 5 p.m. Eastern Time today, January 27th. The live webcast of the call can be accessed at the Enova Investor Relations website at http://ir.enova.com, along with the company's earnings press release and supplemental financial information. The U.S. dial-in for the call is 1-855-560-2575 (1-412-542-4161 for non-U.S. callers). Please ask to join the Enova International call. A replay of the conference call will be available until February 3, 2026, at 10:59 p.m. Central Time / 11:59 p.m. Eastern Time, while an archived version of the webcast will be available on the Enova International Investor Relations website for 90 days. The U.S. dial-in for the conference call replay is 1-877-344-7529 (1-412-317-0088). The replay access code is 9073897.

About Enova

Enova International (NYSE: ENVA) is a leading online financial services company that serves small businesses and consumers who are underserved by traditional banks. For over 20 years, Enova has provided over $67 billion in loans and financing to more than 14 million customers by offering a suite of market-leading products powered by the company's world-class analytics, machine learning algorithms and proprietary technology. You can learn more about the company and its portfolio of businesses at www.enova.com.

SOURCE Enova International, Inc.

For further information:

Public Relations Contact:

Erin Yeager

Email: media@enova.com

Investor Relations Contact:

Lindsay Savarese

Office: 1-212-331-8417

Email: IR@enova.com

Cautionary Statement Concerning Forward Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 about the business, financial condition and prospects of Enova. These forward-looking statements give current expectations or forecasts of future events and reflect the views and assumptions of Enova's senior management with respect to the business, financial condition and prospects of Enova as of the date of this release and are not guarantees of future performance. The actual results of Enova could differ materially from those indicated by such forward-looking statements because of various risks and uncertainties applicable to Enova's business, including, without limitation, those risks and uncertainties indicated in Enova's filings with the Securities and Exchange Commission ("SEC"), including our annual report on Form 10-K, quarterly reports on Forms 10-Q and current reports on Forms 8-K. These risks and uncertainties are beyond the ability of Enova to control, and, in many cases, Enova cannot predict all of the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. When used in this release, the words "believes," "estimates," "plans," "expects," "anticipates" and similar expressions or variations as they relate to Enova or its management are intended to identify forward-looking statements. Enova cautions you not to put undue reliance on these statements. Enova disclaims any intention or obligation to update or revise any forward-looking statements after the date of this release.

Important Additional Information Filed with the SEC

In connection with the proposed transaction with Grasshopper, Enova filed with the SEC a registration statement on Form S-4 (File No. 333-292287) (the “registration statement”), which contains a proxy statement of Grasshopper and a prospectus of Enova (the “proxy statement/prospectus”), and Enova may file with the SEC other relevant documents regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS CAREFULLY AND IN THEIR ENTIRETY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY ENOVA, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT ENOVA, GRASSHOPPER AND THE PROPOSED TRANSACTION. A definitive copy of the proxy statement/prospectus was mailed to stockholders of Grasshopper on or about December 31, 2025. Investors and security holders are able to obtain the registration statement and the proxy statement/prospectus, as well as other filings containing information about Enova, free of charge from Enova or from the SEC’s website. The documents filed by Enova with the SEC may be obtained free of charge at Enova’s website, at https://ir.enova.com/sec-filings, or by requesting them by mail at Enova International, Inc., Attention: General Counsel, 175 West Jackson Blvd., Suite 600, Chicago, Illinois 60604.

Participants in the Solicitation

This communication is not a solicitation of a proxy from any security holder of Enova or Grasshopper. However, Enova, Grasshopper and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Grasshopper in respect of the proposed transaction. Information about Enova’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2024 and other documents filed by Enova with the SEC. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC. Free copies of this document may be obtained as described in the preceding paragraph.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities of Enova or a solicitation of any vote or approval with respect to the proposed transaction by Enova of Grasshopper, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Non-GAAP Financial Measures

In addition to the financial information prepared in conformity with generally accepted accounting principles in the United States, or GAAP, Enova provides historical non-GAAP financial information. Enova presents non-GAAP financial information because such measures are used by management in understanding the activities and business metrics of Enova's operations. Management believes that these non-GAAP financial measures reflect an additional way of viewing aspects of Enova's business that, when viewed with its GAAP results, provide a more complete understanding of factors and trends affecting its business.

Management provides non-GAAP financial information for informational purposes and to enhance understanding of Enova's GAAP consolidated financial statements. Readers should consider the information in addition to, but not instead of or superior to, Enova's financial statements prepared in accordance with GAAP. This non-GAAP financial information may be determined or calculated differently by other companies, limiting the usefulness of those measures for comparative purposes.

Combined Loans and Finance Receivables

The combined loans and finance receivables measures are non-GAAP measures that include loans and finance receivables that Enova owns or has purchased and loans that Enova guarantees. Management believes these non-GAAP measures provide management and investors with important information needed to evaluate the magnitude of potential receivable losses and the opportunity for revenue performance of the loans and finance receivable portfolio on an aggregate basis. Management also believes that the comparison of the aggregate amounts from period to period is more meaningful than comparing only the amounts reflected on Enova's consolidated balance sheet since revenue is impacted by the aggregate amount of receivables owned by Enova and those guaranteed by Enova as reflected in its consolidated financial statements.

Adjusted Earnings Measures

Enova provides adjusted earnings and adjusted earnings per share, or, collectively, the Adjusted Earnings Measures, which are non-GAAP measures. Management believes that the presentation of these measures provides investors with greater transparency and facilitates comparison of operating results across a broad spectrum of companies with varying capital structures, compensation strategies, derivative instruments and amortization methods, which can provide a more complete understanding of Enova's financial performance, competitive position and prospects for the future. Management utilizes, and also believes that investors utilize, the Adjusted Earnings Measures to assess operating performance, recognizing that such measures may highlight trends in Enova's business that may not otherwise be apparent when relying on financial measures calculated in accordance with GAAP. In addition, management believes that the Adjusted Earnings Measures are useful to management and investors in comparing Enova's financial results during the periods shown without the effect of certain items that are not indicative of Enova’s core operating performance or results of operations.

Adjusted EBITDA Measures

Enova provides Adjusted EBITDA and Adjusted EBITDA margin, or, collectively, the Adjusted EBITDA measures, which are non-GAAP measures. Adjusted EBITDA is a non-GAAP measure that Enova defines as earnings excluding depreciation, amortization, interest, foreign currency transaction gains or losses, taxes, stock-based compensation and certain other items, as appropriate, that are not indicative of our core operating performance. Adjusted EBITDA margin is a non-GAAP measure that Enova defines as Adjusted EBITDA as a percentage of total revenue. Management utilizes, and also believes that investors utilize, Adjusted EBITDA Measures to analyze operating performance and evaluate Enova's ability to incur and service debt and Enova's capacity for making capital expenditures. Enova believes that Adjusted EBITDA is useful to management and investors in comparing Enova’s financial results during the periods shown without the effect of certain non-cash items and certain items that are not indicative of Enova’s core operating performance or results of operations. Adjusted EBITDA Measures are also useful to investors to help assess Enova's estimated enterprise value.

ENOVA INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(dollars in thousands, except per share data)

(Unaudited)

	December 31,
	2025	2024
Assets
Cash and cash equivalents	$71,709	$73,910
Restricted cash	336,154	248,758
Loans and finance receivables at fair value	5,471,544	4,386,444
Income taxes receivable	40,901	40,690
Other receivables and prepaid expenses	80,870	63,752
Property and equipment, net	132,566	119,956
Operating lease right-of-use asset	16,549	18,201
Goodwill	279,275	279,275
Intangible assets, net	3,660	10,951
Other assets	35,204	24,194
Total assets	$6,468,432	$5,266,131
Liabilities and Stockholders' Equity
Accounts payable and accrued expenses	$305,849	$249,970
Operating lease liability	32,041	32,165
Deferred tax liabilities, net	295,437	223,590
Long-term debt	4,498,381	3,563,482
Total liabilities	5,131,708	4,069,207
Commitments and contingencies
Stockholders' equity:
Common stock, $0.00001 par value, 250,000,000 shares authorized, 47,441,228 and 46,520,916 shares issued and 24,715,608 and 25,808,096 outstanding as of December 31, 2025 and 2024, respectively	—	—
Preferred stock, $0.00001 par value, 25,000,000 shares authorized, no shares issued and outstanding	—	—
Additional paid in capital	370,078	328,268
Retained earnings	2,006,143	1,697,754
Accumulated other comprehensive loss	(9,500)	(13,691)
Treasury stock, at cost (22,725,620 and 20,712,820 shares as of December 31, 2025 and 2024, respectively)	(1,029,997)	(815,407)
Total stockholders' equity	1,336,724	1,196,924
Total liabilities and stockholders' equity	$6,468,432	$5,266,131

ENOVA INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(in thousands, except per share data)

(Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2025	2024	2025	2024
Revenue	$839,391	$729,551	$3,151,653	$2,657,800
Change in Fair Value	(337,497)	(316,515)	(1,321,412)	(1,128,351)
Net Revenue	501,894	413,036	1,830,241	1,529,449
Operating Expenses
Marketing	191,587	151,178	621,077	523,569
Operations and technology	67,505	58,431	258,179	224,391
General and administrative	47,089	38,035	169,722	156,524
Depreciation and amortization	9,066	10,196	41,831	40,207
Total Operating Expenses	315,247	257,840	1,090,809	944,691
Income from Operations	186,647	155,196	739,432	584,758
Interest expense, net	(89,026)	(76,989)	(339,305)	(290,442)
Foreign currency transaction gain (loss)	595	(902)	367	(1,064)
Equity method investment income (loss)	568	92	1,559	(16,460)
Other nonoperating expenses	—	—	(1,019)	(5,691)
Income before Income Taxes	98,784	77,397	401,034	271,101
Provision for income taxes	19,803	13,702	92,645	61,653
Net income	$78,981	$63,695	$308,389	$209,448
Earnings Per Share:
Earnings per common share:
Basic	$3.19	$2.44	$12.25	$7.78
Diluted	$3.00	$2.30	$11.52	$7.43
Weighted average common shares outstanding:
Basic	24,758	26,141	25,169	26,920
Diluted	26,357	27,666	26,775	28,202

ENOVA INTERNATIONAL, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW

(dollars in thousands)

(Unaudited)

	Year Ended December 31,
	2025	2024
Cash flows provided by operating activities	$1,819,121	$1,538,576
Cash flows from investing activities
Loans and finance receivables	(2,398,643)	(1,867,773)
Property and equipment additions	(47,140)	(43,422)
Total cash flows used in investing activities	(2,445,783)	(1,911,195)
Cash flows provided by financing activities	711,818	318,882
Effect of exchange rates on cash	39	(1,034)
Net change in cash and cash equivalents and restricted cash	85,195	(54,771)
Cash, cash equivalents and restricted cash at beginning of year	322,668	377,439
Cash, cash equivalents and restricted cash at end of period	$407,863	$322,668

ENOVA INTERNATIONAL, INC. AND SUBSIDIARIES

LOANS AND FINANCE RECEIVABLES FINANCIAL AND OPERATING DATA

(dollars in thousands)

The following table includes financial information for loans and finance receivables, which is based on loan and finance receivable balances for the three months ended December 31, 2025 and 2024.

Three Months Ended December 31	2025	2024	Change
Ending combined loan and finance receivable principal balance:
Company owned	$4,748,014	$3,810,444	$937,570
Guaranteed by the Company(a)	18,656	19,859	(1,203)
Total combined loan and finance receivable principal balance(b)	$4,766,670	$3,830,303	$936,367
Ending combined loan and finance receivable fair value balance:
Company owned	$5,471,544	$4,386,444	$1,085,100
Guaranteed by the Company(a)	26,148	28,414	(2,266)
Ending combined loan and finance receivable fair value balance(b)	$5,497,692	$4,414,858	$1,082,834
Fair value as a % of principal(c)	115.3%	115.3%	—%
Ending combined loan and finance receivable balance, including principal and accrued fees/interest outstanding:
Company owned	$4,902,287	$3,966,486	$935,801
Guaranteed by the Company(a)	22,349	23,826	(1,477)
Ending combined loan and finance receivable balance(b)	$4,924,636	$3,990,312	$934,324
Average combined loan and finance receivable balance, including principal and accrued fees/interest outstanding:
Company owned(d)	$4,685,593	$3,842,144	$843,449
Guaranteed by the Company(a)(d)	20,562	22,060	(1,498)
Average combined loan and finance receivable balance(a)(d)	$4,706,155	$3,864,204	$841,951
Installment loans as percentage of average combined loan and finance receivable balance	44.3%	44.9%	(0.6)%
Line of credit accounts as percentage of average combined loan and finance receivable balance	55.7%	55.1%	0.6%

Revenue	$828,580	$719,410	$109,170
Change in fair value	(335,483)	(314,091)	(21,392)
Net revenue	493,097	405,319	87,778
Net revenue margin	59.5%	56.3%	3.2%

Combined loan and finance receivable originations and purchases	$2,255,942	$1,714,919	$541,023

Delinquencies:
>30 days delinquent	$332,164	$297,832	$34,332
>30 days delinquent as a % of loan and finance receivable balance(c)	6.7%	7.5%	(0.8)%

Charge-offs:
Charge-offs (net of recoveries)	$392,075	$342,183	$49,892
Charge-offs (net of recoveries) as a % of average loan and finance receivable balance(d)	8.3%	8.9%	(0.6)%

(a) Represents loans originated by third-party lenders through the CSO programs, which are not included in our consolidated balance sheets.

(b) Non-GAAP measure.

(c) Determined using period-end balances.

(d) The average combined loan and finance receivable balance is the average of the month-end balances during the period.

ENOVA INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(dollars in thousands, except per share data)

Adjusted Earnings Measures

	Three Months Ended		Year Ended
	December 31,		December 31,
	2025	2024	2025	2024
Net income	$78,981	$63,695	$308,389	$209,448
Adjustments:
Transaction-related costs(a)	6,566	—	6,566	327
Equity method investment (income) loss(b)	(568)	(92)	(1,559)	16,460
Other nonoperating expenses(c)	—	—	1,019	5,691
Intangible asset amortization	1,249	2,014	7,290	8,055
Stock-based compensation expense	8,519	8,297	33,096	31,816
Foreign currency transaction (gain) loss, net	(595)	902	(367)	1,064
Cumulative tax effect of adjustments	(2,860)	(2,608)	(7,528)	(14,789)
Adjusted earnings	$91,292	$72,208	$346,906	$258,072

Diluted earnings per share	$3.00	$2.30	$11.52	$7.43

Adjusted earnings per share	$3.46	$2.61	$12.96	$9.15

Adjusted EBITDA

	Three Months Ended		Year Ended
	December 31,		December 31,
	2025	2024	2025	2024
Net income	$78,981	$63,695	$308,389	$209,448
Depreciation and amortization expenses	9,066	10,196	41,831	40,207
Interest expense, net	89,026	76,989	339,305	290,442
Foreign currency transaction (gain) loss, net	(595)	902	(367)	1,064
Provision for income taxes	19,803	13,702	92,645	61,653
Stock-based compensation expense	8,519	8,297	33,096	31,816
Adjustments:
Transaction-related costs(a)	6,566	—	6,566	327
Equity method investment (income) loss(b)	(568)	(92)	(1,559)	16,460
Other nonoperating expenses(c)	—	—	1,019	5,691
Adjusted EBITDA	$210,798	$173,689	$820,925	$657,108

Adjusted EBITDA margin calculated as follows:
Total Revenue	$839,391	$729,551	$3,151,653	$2,657,800
Adjusted EBITDA	210,798	173,689	820,925	657,108
Adjusted EBITDA as a percentage of total revenue	25.1%	23.8%	26.0%	24.7%

(a)
In the fourth quarter of 2025, the Company recorded $6.6 million ($5.0 million net of tax) of costs related to the announced acquisition of Grasshopper Bancorp, Inc. and its wholly-owned subsidiary Grasshopper Bank. In the first quarter of 2024, the Company recorded $0.3 million ($0.2 million net of tax) of costs related to a consent solicitation for the Senior Notes due 2025.
(b)
In the third quarter of 2024, the Company recorded an equity method investment loss of $16.6 million ($13.3 million net of tax) related to the write-down of its investment in Linear.
(c)
In the twelve-month periods ended December 31, 2025 and 2024, the Company recorded other nonoperating expense of $1.0 million ($0.8 million net of tax) and $5.7 million ($4.3 million net of tax), respectively, related to the early extinguishment of debt.